Exhibit 10.12

SEVENTH AMENDMENT TO CREDIT AGREEMENT
SEVENTH AMENDMENT (this “Amendment”), dated as of May 7, 2019, to the Term Loan Credit Agreement dated as of June 30, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), among Horizon Global Corporation (the “Borrower”), the several banks and other financial institutions party hereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H :
WHEREAS, the parties hereto are parties to the Credit Agreement; and
WHEREAS, the Borrower and the Required Lenders wish to amend the Credit Agreement as described herein.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, which include all Loan Parties as of the date hereof, agree as follows:
SECTION 1.DEFINITIONS. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.
SECTION 2.AMENDMENTS. Section 2.10(b) of the Credit Agreement is hereby amended and restated as follows:

“(b)    In addition to the scheduled repayments specified in Section 2.10(a) above, the Borrower shall repay the Loans prior to May 15, 2020 in an aggregate principal amount of not less than $100,000,000 from the Net Proceeds of sales or dispositions permitted under Section 6.05(j), Qualified Borrower Preferred Stock or issuance of Indebtedness permitted under Section 6.01(a)(xxv).”
SECTION 3.CONDITIONS PRECEDENT. This Amendment shall become effective as of the date of the satisfaction or waiver of each of the conditions precedent set forth in this Section 3.
(a)Execution and Delivery. The Administrative Agent shall have received originals, facsimiles or copies in .pdf format unless otherwise specified, of counterparts of this Amendment duly executed by each Loan Party, the Required Lenders, and the Administrative Agent.
(b)No Default. Both prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof.

For the purpose of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have accepted, and to be satisfied with, each document or other matter required under this Section 3.

SECTION 4.CONTINUING EFFECT. Except as expressly amended, waived or modified hereby, the Loan Documents shall continue to be and shall remain in full force and effect in accordance with their respective terms. This Amendment shall not constitute an amendment, waiver or modification of any provision of any Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or modification of any action on the part of the Borrower or the other Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein, or be construed to indicate the willingness of the Administrative Agent or the Lenders to further amend, waive or modify any provision of any Loan Document amended, waived or modified hereby for any other period, circumstance or event. Except as expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are ratified and confirmed and are, and shall continue to be, in full force and effect in accordance with their respective terms. Except as expressly set forth herein, each Lender and the Administrative Agent reserves all of its rights, remedies, powers and privileges under the Credit Agreement, the other Loan Documents, applicable law and/or equity. Any reference to the “Credit Agreement” in any Loan Document or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment and the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include this Amendment.

SECTION 5.GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 6.SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the Borrower, the other Loan Parties, the Administrative Agent, the other Agents and the Lenders, and each of their respective successors and assigns, and shall not inure to the benefit of any third parties. The execution and delivery of this Amendment by any Lender prior to the Effective Date shall be binding upon its successors and assigns and shall be effective as to any Loans or Commitments assigned to it after such execution and delivery.
SECTION 7.ENTIRE AGREEMENT. This Amendment, the Credit Agreement and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent, the Agents, the Lenders and the Lenders, as applicable, with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, any other Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the Credit Agreement or the other Loan Documents.
SECTION 8.LOAN DOCUMENT. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.
SECTION 9.COUNTERPARTS. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. An executed signature page of this Amendment may be delivered by facsimile transmission or electronic PDF of the relevant signature page hereof.
SECTION 10.HEADINGS. Section headings used in this Amendment are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

HORIZON GLOBAL CORPORATION
as the Borrower
By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: General Counsel, Chief Compliance Officer
and Corporate Secretary

JPMORGAN CHASE BANK, N.A., as
Administrative Agent
By: /s/ Krys Szremski
Name: Krys Szremski
Title: Executive Director

CORRE OPPORTUNITIES QUALIFIED MASTER FUND, LP, as a Lender

By: /s/ John Barrett
Name: John Barrett
Title: Authorized Signatory

CORRE OPPORTUNITIES II MASTER FUND, LP,
as a Lender
By: /s/ John Barrett
Name: John Barrett
Title: Authorized Signatory

CORRE HORIZON FUND, LP,
as a Lender
By: /s/ John Barrett
Name: John Barrett
Title: Authorized Signatory

[Signature Page to Seventh Amendment]

ATRIUM VIII
MADISON PARK FUNDING X, LTD.
MADISON PARK FUNDING XI, LTD.
MADISON PARK FUNDING XII, LTD.
MADISON PARK FUNDING XIII, LTD.
MADISON PARK FUNDING XIV, LTD.
MADISON PARK FUNDING XV, LTD.
MADISON PARK FUNDING XVI, LTD.
MADISON PARK FUNDING XVII, LTD.
MADISON PARK FUNDING XVIII, LTD.
MADISON PARK FUNDING XX, LTD.
MADISON PARK FUNDING XXI, LTD.
MADISON PARK FUNDING XXII, LTD.
MADISON PARK FUNDING XL, LTD.
MADISON PARK FUNDING XLI, LTD.
MADISON PARK FUNDING XLIII, LTD.
ONE ELEVEN FUNDING I, LTD.
ONE ELEVEN FUNDING II, LTD.

By: Credit Suisse Asset Management, LLC, as portfolio manager

BENTHAM HIGH YIELD FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham High Yield Fund

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND
CREDIT SUISSE STRATEGIC INCOME FUND

By: Credit Suisse Asset Management, LLC, as investment advisor

THE CITY OF NEW YORK GROUP TRUST

By: Credit Suisse Asset Management, LLC, as its manager
as Lenders
By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

[Signature Page to Seventh Amendment]

CREDIT SUISSE NOVA (LUX)

By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as a Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

MADISON PARK FUNDING XIX, LTD.
MADISON PARK FUNDING XXIII, LTD.
MADISON PARK FUNDING XXIV, LTD.
MADISON PARK FUNDING XXV, LTD.

By: Credit Suisse Asset Management, LLC, as collateral manager

DOLLAR SENIOR LOAN FUND, LTD.
DOLLAR SENIOR LOAN FUND II, LTD.
RENAISSANCE INVESTMENT HOLDINGS LTD.
By: Credit Suisse Asset Management, LLC, as investment manager

DAVINCI REINSURANCE LTD.
By: Credit Suisse Asset Management, LLC, as investment manager for DaVinci Reinsurance Holdings, Ltd., the owner of DaVinci Reinsurance Ltd.

KP FIXED INCOME FUND

By: Credit Suisse Asset Management, LLC, as Sub-Adviser for Callan Associates Inc., the Adviser for the KP Funds, the Trust for KP Fixed Income Fund
as Lenders
By: /s/ Thomas Flannery
Name: Thomas Flannery
Title: Managing Director

NEWPORT GLOBAL CREDIT FUND LP,
as Lender
By: /s/ Anthony L. Longi, Jr.
Name: Anthony L. Longi, Jr.
Title: COO, Newport Global Advisers LP

NEWPORT GLOBAL OPPORTUNITIES FUND I-A LP,
as a Lender
By: /s/ Anthony L. Longi, Jr.
Name: Anthony L. Longi, Jr.
Title: COO, Newport Global Advisers LP

[Signature Page to Seventh Amendment]

FIDELITY NATIONAL TITLE INSURANCE COMPANY,
as a Lender
By: /s/ Anthony L. Longi, Jr.
Name: Anthony L. Longi, Jr.
Title: COO, Newport Global Advisers LP

COMMONWEALTH LAND TITLE INSURANCE COMPANY,
as a Lender
By: /s/ Anthony L. Longi, Jr.
Name: Anthony L. Longi, Jr.
Title: COO, Newport Global Advisers LP

SOLUS SENIOR HIGH INCOME FUND LP,
as a Lender

By: Solus Alternative Asset Management LP, its Investment Advisor

By: /s/ Gordon J. Yeager
Name: Gordon J. Yeager
Title: Executive Vice President

PW FOCUS FUND LLC,
as a Lender

By: Parkwood LLC, Managing Member

By: /s/ Karen A. Vereb
Name: Karen A Vereb
Title: Secretary

By: /s/ Mark A. Madeja
Name: Mark A. Madeja
Title: Vice President

SIMON CHARITABLE PRIVATE LLC,
as a Lender

By: /s/ Karen A. Vereb
Name: Karen A Vereb
Title: Secretary

[Signature Page to Seventh Amendment]

By: /s/ Mark A. Madeja
Name: Mark A. Madeja
Title: Vice President

SIMON MARKETABLE, L.P.
as a Lender

By: Parkwood LLC, General Partner

By: /s/ Karen A. Vereb
Name: Karen A Vereb
Title: Secretary

By: /s/ Mark A. Madeja
Name: Mark A. Madeja
Title: Vice President

ULYSSES PARTNERS, L.P.
as a Lender
By: /s/ Joshua Nash
Name: Joshua Nash LLC, a General Partner
Title: Joshua Nash, its Member

Crown Point CLO II Ltd.
Crown Point CLO III, Ltd.
as a Lender
By: /s/ Sajedur Rahman
Name: Sajedur Rahman
Title: Authorized Signatory

[Signature Page to Seventh Amendment]